UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2007

Home Equity Mortgage Trust 2007-1
(Exact name of issuing entity as specified in its charter)

Credit Suisse First Boston Mortgage Acceptance Corp.
(Exact name of depositor as specified in its charter)

DLJ Mortgage Capital, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-132765-01	13-3460894
(State or other jurisdiction	(Commission File Number	(IRS. Employer
of incorporation)		Identification No.)

Eleven Madison Avenue
New York, New York 10010
(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events.

ITEM 8.01. Other Events.

On March 9, 2007, Credit Suisse First Boston Mortgage Acceptance Corp. caused the issuance and sale of the Home Equity Mortgage Trust 2007-1, Mortgage-Backed Notes, Series 2007-1 (the “Notes”), pursuant to an Indenture, dated as of March 9, 2007, between Home Equity Mortgage Trust 2007-1, as issuer and U.S. Bank National Association, as indenture trustee.

Item 9.01              Financial Statements and Exhibits.

(a)	Not applicable

(b)         Not applicable

(c)         Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 8, 2007, between Credit Suisse First Boston Mortgage Acceptance Corp., as depositor and Credit Suisse Securities (USA) LLC, as underwriter.

Exhibit No.	Description
4.1	Servicing Agreement, dated as of March 9, 2007, among PNC Bank, N.A., as servicer, U.S. Bank National Association, as indenture trustee and Home Equity Mortgage Trust 2007-1, as issuer.

4.2	Trust Agreement, dated as of March 9, 2007, between Credit Suisse First Boston Mortgage Acceptance Corp., as depositor, and Wilmington Trust Company, as owner trustee.

4.3	Indenture, dated as of March 9, 2007, between Home Equity Mortgage Trust 2007-1, as issuer, and U.S. Bank National Association, as indenture trustee (including Appendix A thereto).

Exhibit No.	Description
10.1
Loan Purchase Agreement, dated as of March 9, 2007, among DLJ Mortgage Capital, Inc., as seller, Credit Suisse First Boston Mortgage Acceptance Corp., as purchaser, Home Equity Mortgage Trust 2007-1, as issuer, and U.S. Bank National Association, as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

By:	/s/ Kevin Steele
Name:	Kevin Steele
Title:	Vice President

Dated: March 26, 2007

Exhibit Index

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of March 8, 2007, between Credit Suisse First Boston Mortgage Acceptance Corp., as depositor and Credit Suisse Securities (USA) LLC, as underwriter.

4.1	Servicing Agreement, dated as of March 9, 2007, among PNC Bank, N.A., as servicer, U.S. Bank National Association, as indenture trustee and Home Equity Mortgage Trust 2007-1, as issuer.

4.2	Trust Agreement, dated as of March 9, 2007, among Credit Suisse First Boston Mortgage Acceptance Corp., as depositor, and Wilmington Trust Company, as owner trustee.

4.3	Indenture, dated as of March 9, 2007, between Home Equity Mortgage Trust 2007-1, as issuer, and U.S. Bank National Association, as indenture trustee (including Appendix A thereto).

10.1
Loan Purchase Agreement, dated as of March 9, 2007, among DLJ Mortgage Capital, Inc., as seller, Credit Suisse First Boston Mortgage Acceptance Corp., as purchaser, Home Equity Mortgage Trust 2007-1, as issuer, and U.S. Bank National Association, as indenture trustee.